SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

AMERICASBANK CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐    Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

AMERICASBANK CORP.

500 York Road

Towson, Maryland 21204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2006, AT 4:00 P.M.

The Annual Meeting of Stockholders of AmericasBank Corp., a Maryland corporation, will be held on June 6, 2006, at 4:00 p.m., local time, at AmericasBank Corp.’s office located at 500 York Road, Towson, Maryland 21204 for the following purposes:

1. To elect four directors to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2009, and until their successors are duly elected and qualified, and to elect one director to serve for a two-year term ending at the Annual Meeting of Stockholders to be held in 2008, and until his successor is duly elected and qualified.

2. To approve an amendment to the AmericasBank Corp. 2004 Stock Incentive Plan.

3. To ratify the appointment of Rowles & Company, LLP as independent public accountants to audit the financial statements of AmericasBank Corp. for 2006.

4. To act upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting of Stockholders on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting of Stockholders may be adjourned. Only stockholders of record at the close of business on April 21, 2006 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

Accompanying this notice is a proxy statement and proxy card. Whether or not you plan to attend the meeting, please indicate your choices on the matters to be voted upon, date and sign the enclosed proxy card and return it in the enclosed postage-paid return envelope. You may revoke your proxy at any time prior to or at the meeting by written notice to AmericasBank Corp., by executing a proxy bearing a later date, or by attending the meeting and voting in person.

You are cordially invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Lee W. Warner
Lee W. Warner, Chairman

Towson, Maryland

April 28, 2006

PROXY STATEMENT OF

AMERICASBANK CORP.

500 York Road

Towson, Maryland 21204

PROXY STATEMENT

Annual Meeting of Stockholders to be held on

June 6, 2006 at 4:00 P.M.

INTRODUCTION

This Proxy Statement is furnished on or about April 28, 2006 to stockholders of AmericasBank Corp. in connection with the solicitation of proxies by AmericasBank Corp.’s Board of Directors to be used at the annual meeting of stockholders (the “Annual Meeting”) and at any adjournments or postponements thereof. The Annual Meeting will be held on June 6, 2006, at 4:00 p.m., local time, at AmericasBank Corp.’s office located at 500 York Road, Towson, Maryland 21204. The purposes of the Annual Meeting are set forth in the accompanying notice of annual meeting of stockholders.

This proxy material is being sent to AmericasBank Corp.’s stockholders on or about April 28, 2006. AmericasBank Corp.’s annual report on Form 10-KSB, including financial statements for the year ended December 31, 2005, has been mailed to all stockholders with this proxy material.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of AmericasBank Corp. The Board of Directors selected Mr. Mark H. Anders and Mr. Graylin E. Smith or either of them, to act as proxies with full power of substitution. The proxy is revocable at any time prior to or at the Annual Meeting by written notice to AmericasBank Corp., by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person. A written notice of revocation of a proxy should be sent to the Secretary, AmericasBank Corp., 500 York Road, Towson, Maryland 21204, and will be effective if received by the Secretary prior to the Annual Meeting. The presence of a stockholder at the Annual Meeting alone will not automatically revoke such stockholder’s proxy.

In addition to solicitation by mail, proxies may be solicited by officers and directors of AmericasBank Corp. personally or by telephone. Such persons will not be specifically compensated for soliciting such proxies. The cost of soliciting proxies will be borne by AmericasBank Corp. and may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. AmericasBank Corp. will reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to customers who are beneficial owners of the common stock of AmericasBank Corp. registered in the name of nominees.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders of record at the close of business on April 21, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 2,666,702 shares of common stock, $0.01 par value per share, each of which is entitled to one vote.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will be necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

For the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes “FOR” a nominee or “WITHHOLD AUTHORITY” for a nominee are counted to determine the total number of votes cast, and abstentions and broker non-votes have no effect on the outcome of the election.

For the amendments to the 2004 Stock Incentive Plan the affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for approval of the amendments. An abstention or broker non-vote is not included in calculating votes cast with respect to this proposal.

The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the appointment of Rowles & Company LLP. An abstention or broker non-vote is not included in calculating votes cast with respect to this proposal.

A broker “non-vote” is a proxy received from a broker or nominee indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

All proxies will be voted as directed by the stockholder on the proxy form. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions):

FOR the nominees for directors named below.

FOR the amendment to the 2004 Stock Incentive Plan as described below.

FOR ratification of the appointment of Rowles & Company, LLP as independent public accountants for 2006

Proxies will be voted as directed by a majority of the Board of Directors on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

Security Ownership

The following table sets forth the beneficial ownership of AmericasBank Corp.’s capital stock as of March 13, 2006 by (i) persons believed by AmericasBank Corp. to beneficially own more than five percent (5%) of the common stock; (ii) AmericasBank Corp.’s directors and executive officers; and (iii) all directors and executive officers of AmericasBank Corp. as a group. Unless otherwise noted below, we believe that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as owned by such person. The table below includes only warrants and options to purchase common stock that are exercisable within 60 days of March 13, 2006.

Name and Address of Beneficial Owner(1)	Shares of Common Stock	Warrants to Purchase Common Stock	Options to Purchase Common Stock	Total Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Ownership(1)
Lee W. Warner(2)	33,750	31,250	70	65,070	2.41%
Mark H. Anders(3)	10,000	—	8,000	18,000	0.67%
Nicholas J. Belitsos, M.D(4)	26,508	24,009	390	50,907	1.89%
Richard C. Faint, Jr.	100	—	—	100	0.01%*
Savas J. Karas	62	—	—	62	0.01%*
Allen S. Lloyd, Jr.	100	—	—	100	0.01%*
John D. Muncks(5)	10,000	—	5,375	15,375	0.57%
Mark D. Noar, M.D. (6)	13,127	23,128	215	36,470	1.36%
Kenneth D. Pezzulla (7)	1,575	3,263	2,890	7,728	0.29%
A. Gary Rever(8)	10,000	—	6,688	16,688	0.62%
Ramon F. Roig, M.D. (9)	18,000	24,525	430	42,955	1.60%
Graylin E. Smith	62	—	—	62	0.01%*
John C. Weiss, III	62	—	—	62	0.01%*

Directors and Officers as a Group, thirteen (13) people	123,346	106,175	24,058	253,579	9.07%

Jeffrey A. Miller, Eric D. Jacobs, Miller & Jacobs Capital, L.L.C., and Acadia Master Fund I, Ltd. (10)	190,043	—	—	190,043	7.13%

John Sheldon Clark (11)	187,500	—	—	187,500	7.03%

Hot Creek Ventures 2, L.P. (12)	192,918	—	—	192,918	7.23%

Resource America	265,000	—	—	265,000	9.94%

TRF Partners, LLC, Tiedemann Rosinus, L.P. and Michael F. Rosinus(13)	158,000	—	—	158,000	5.92%

*	Numbers have been rounded up to the nearest two-tenths of a percentage.

(1)	Unless otherwise indicated, the address of each person listed in the foregoing table is c/o AmericasBank Corp., 500 York Road, Towson, Maryland 21204. For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership within sixty days. Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home. Accordingly, the total number of shares beneficially owned includes shares of capital stock owned by the named persons as of March 13, 2006 and shares of common stock subject warrants and/or options held by the named persons that are exercisable as of, or within 60 days of, March 13, 2006. The shares of common stock subject to warrants or options are deemed outstanding for the purpose of computing the percentage ownership of the person holding the warrants or options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The shares of common stock and the warrants are held jointly with Mr. Warner’s wife, as to which Mr. Warner shares voting and investment power.

(3)	6,250 of the shares of common stock are held for the benefit of Mr. Anders’ IRA, as to which Mr. Anders has sole voting and investment power.

(4)	1,250 of the shares of common stock and 1,250 of the warrants are held for the benefit of the Nicholas J. Belitsos, M.D. Profit Sharing Trust, as to which Dr. Belitsos is the sole trustee; 12,750 shares of the common stock and 250 of the warrants are held jointly with Dr. Belitsos’ wife, as to which Dr. Belitsos shares voting and investment power; 175 shares of the common stock and 175 warrants are held by dependent children; and 250 of the shares of common stock and 250 of the warrants are held by Dr. Belitsos’ wife. Dr. Belitsos disclaims beneficial ownership as to the shares of common stock and warrants held by his wife.

(5)	6,250 of the shares of common stock are held for the benefit of Mr. Muncks’ IRA, as to which Mr. Muncks has sole voting and investment power.

(6)	8,566 of the shares of common stock and 12,566 of the warrants are held jointly with Dr. Noar’s wife, as to which Dr. Noar shares voting and investment power; 3,455 of the shares of common stock and 9,455 of the warrants are held by dependent children; 546 of the shares of the common stock and 546 of the warrants are held for the benefit of Dr. Noar’s IRA, as to which Dr. Noar has sole voting and investment power; and 546 of the shares of the common stock and 546 of the warrants are held by Dr. Noar’s wife’s IRA.

(7)	750 of the shares of common stock and 750 of the warrants are held for the benefit of Mr. Pezzulla’s IRA, as to which Mr. Pezzulla has sole voting and investment power and 812 shares of common stock and 2,500 warrants are held jointly with Mr. Pezzulla’s wife.

(8)	6,250 of the shares of common stock are held for the benefit of Mr. Rever’s IRA, as to which Mr. Rever has sole voting and investment power.

(9)	750 of the shares of the common stock and 750 of the warrants are held for the benefit of Dr. Roig’s IRA, as to which Dr. Roig has sole voting and investment power; 750 shares are held jointly with Dr. Roig’s wife; 10,525 of the shares of common stock and 10,525 of the warrants are held for the benefit of Raymond F. Roig, Jr., M.D. P.A. Profit Sharing Plan & Trust, as to which Dr. Roig is the sole trustee; and 500 of the shares of common stock and 500 of the warrants are held for the benefit of Dr. Roig’s wife’s IRA, as to which Mrs. Roig has sole voting and investment power. Dr Roig disclaims beneficial ownership as to the shares of common stock and warrants held for the benefit of his wife’s IRA.

(10)	The information set forth in this footnote is based solely on a review of the Schedule 13G filed with the SEC on July 29, 2005 by Jeffrey A. Miller, Eric D. Jacobs, Miller & Jacobs Capital, L.L.C. and Acadia Master Fund I, Ltd. Messrs. Miller and Jacobs do not directly own any shares of the common stock, but they indirectly own 280,173 (or 70,043 shares after the reverse stock split) of common stock due to their capacity as sole managers and members of Miller & Jacobs Capital, L.L.C, which in turn (a) serves as the investment manager for Acadia Master Fund I, Ltd., (b) serves as a sub-advisor with discretionary investment authority for Acadia Life International, Ltd and (c) serves as a sub-advisor with discretionary investment authority for Avant Garde Investment, Ltd. The address for Messrs. Miller and Jacobs and Miller & Jacobs Capital, L.L.C. is P.O. Box 26039, Gallows Bay Station, Christiansted, St.Croix, USVI 00824. In the same filing, Acadia Master Fund I, Ltd. indicates that it beneficially owns 273,932 (or 68,483 shares after the reverse stock split) shares of common stock and that its address is c/o Butterfield Fund Services (Bermuda) Limited, Rosebank Center, 11 Bermudiana Road, Hamilton HM 08, Bermuda.

(11)	The information set forth in this footnote is based solely on a review of the Schedule 13D filed with the SEC on April 7, 2004 by John Sheldon Clark. Mr. Clark has indicated that he has beneficial ownership of 270,000 (or 67,500 shares after the reverse stock split) shares of common stock and that his address is 1633 Broadway, 30th Floor, New York, New York 10019.

(12)	The information set forth in this footnote is based solely on a review of the Schedule 13G filed with the SEC on August 10, 2005 by Hot Creek Capital, L. L. C., Hot Creek Investors, L.P., and David M. W. Harvey which indicates ownership of 291,675 (or 72,918 shares after the reverse stock split). Hot Creek Capital, L.L.C. is the general partner of Hot Creek Ventures 2, L.P. (“Ventures”) and David M. W. Harvey is the principal member in each of these two entities. As a result, Hot Creek Capital, L.L.C. and Mr. Harvey may be considered the beneficial owners of any shares deemed to be beneficially owned by Ventures. Each of Mr. Harvey and Hot Creek Capital, L.L.C. disclaims any beneficial ownership of the shares owned by Ventures. Their address is 6900 South McCarran Boulevard, Suite 3040, Reno, Nevada.

(13)	The information set forth in this footnote is based solely on a review of the Schedule 13G filed with the SEC on March 15, 2006 by TRF Partners, LLC having an address of One Northfield Plaza, Suite 300, Northfield, Illinois 60093, Tiedemann Rosinus, L.P. having an address of 535 Madison Avenue, 37th Floor, New York, New York 10022-4212, and Michael F. Rosinus having an address of One Northfield Plaza, Suite 300, Northfield, Illinois 60093, which indicates beneficial ownership of 150,000, 150,000, and 158, 000 respectively. Michael F. Rosinus is the authorized person of Tiedemann Rosinus, L.P., which is the investment manager of TRF Partners, LLC. As a result, Michael F. Rosinus and Tiedemann Rosinus, L.P. may be considered the beneficial owners of any shares deemed to be beneficially owned by TRF Partners, LLC. Michael F. Rosinus beneficially owns an additional 8,000 shares held by an investment retirement account for Michael F. Rosinus. TRF Partners, LLC and Tiedemann Rosinus, L.P. disclaim beneficial ownership as to the shares held by the investment retirement account for Michael F. Rosinus.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently has 12 directors, divided into three classes – Class 1, Class 2 and Class 3. Each class of director serves for a three-year term, and the term of office of one of the three classes expires each year. The current Class 1 directors’ term expires at the 2006 annual meeting of stockholders. Directors of AmericasBank are elected annually by AmericasBank Corp., its sole stockholder.

The Board of Directors is recommending the election of Nicholas J. Belitsos, M.D., Allen S. Lloyd, Jr., Ramon F. Roig, Jr., M.D., and Lee W. Warner as Class 1 directors for a three-year term ending at the Annual Meeting of Stockholders to be held in 2009, and until their successors are duly elected and qualified; and the election of Richard C. Faint, Jr. to serve for a two-year term until the Annual Meeting of Stockholders to be held in 2008, and until his successor is duly elected and qualified.

Each nominee has consented to serve as a director, if elected. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms.

It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Annual Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors, or the size of the Board may be reduced to eliminate the vacancy.

The proxies solicited hereby, unless directed to the contrary, will be voted “For” the election as directors of all five nominees named below. In order to be elected, a plurality of the shares cast at the Annual Meeting is necessary. Abstentions and broker non-votes have no effect on the outcome of the election.

Information regarding the nominees and the directors who will continue to serve unexpired terms, and certain information relating to them, follows. All directors are “independent directors” as defined under Nasdaq Rule 4200(a)(15) with the exception of Mark H. Anders and A. Gary Rever who are executive officers of the AmericasBank Corp and AmericasBank.

The Board of Directors recommends that stockholders vote “FOR” the election of all nominees.

Nominees for election to the Board of Directors for a three-year term expiring in 2009:

Term Expiring at 2006 Annual Meeting

NICHOLAS J. BELITSOS, M.D., age 55, currently practices internal medicine and gastroenterology in Baltimore, Maryland and is president of Nicholas J. Belitsos, M.D., P.A. He has served in that capacity for the past 15 years. Dr. Belitsos has served as a member of the Board of Directors of AmericasBank Corp. and AmericasBank since 1996.

ALLEN S. LLOYD, JR., age 65, is the President of Elastics Enterprises, Inc., an operator of amusement rides. He has served in this capacity since October 2005. He is a career financial services executive, serving from 1993 through April 2005 as an executive vice president of MBNA America, the Wilmington-based credit card company. Most recently, he was an internal consultant and project manager responsible for various process re-engineering assignments at MBNA. He has also directed MBNA’s Affinity Group Relationships in the mid-Atlantic region. He was manager of Sales and Operations for an employee leasing company for six years before joining MBNA in late 1993. Prior to that, he was an executive with Maryland National Bank and American Security Bank from 1965 to 1987, responsible for commercial lending functions at both institutions. Mr. Lloyd is a graduate of the University of Maryland. Mr. Lloyd has served as a member of the Board of Directors of AmericasBank Corp. and AmericasBank since 2005.

RAMON F. ROIG, JR., M.D. ,age 72, currently practices internal medicine and gastroenterology in Baltimore, Maryland and is President of Ramon F. Roig, M.D., P.A. He has served in that capacity since 1974. Dr. Roig has served as a member of the Board of Directors of AmericasBank Corp. and AmericasBank since 1996.

LEE W. WARNER, age 51, is the chairman and chief executive officer of The Warner Companies, Inc., an investment advisory firm providing estate planning and executive benefit consulting, and he has served in that capacity since December 1992. Mr. Warner is a Chartered Financial Consultant, a Certified Financial Planner, an Accredited Estate Planner, and a Chartered Life Underwriter. Mr. Warner has served as an Insurance Advisor with the State of Maryland and a Registered Representative with the National Association of Securities Dealers. He has served as a Board Member of the Practitioners Council for the International Association of Financial Planners. Mr. Warner has also served on the boards of the Children’s Cancer Foundation, Inc. and the Carson Scholars Fund, and as Vice Chairman for the American Heart Association. Mr. Warner has served as chairman of the Board of Directors of AmericasBank Corp. and AmericasBank since January 2003 and has been a director of AmericasBank Corp. and AmericasBank since 1999.

Nominee for election to the Board of Directors for the remainder of the three-year term expiring in 2008:

RICHARD C. FAINT, JR., age 54, currently is the President and Chief Executive Officer of ARRRK Properties, a diversified real estate company that acquires, renovates and sells real estate, provides property management services, and engages in construction services. He has served in this capacity since July 2004. Mr. Faint is also President & CEO of The Cornerstone Professional Group, an information technology consulting firm that specializes in application development and network infrastructure support for small to medium sized organizations, a position he has held since May 2004. Mr. Faint founded both companies in 2004. Mr. Faint has extensive public company career experience, having served as chief executive officer or in senior leadership roles at Citrix Systems, Sequoia Software, TheraTx, and PersonaCare, all NASDAQ-listed companies or divisions thereof. He holds a B.S. in accounting and finance from Towson University and a J.D. and MBA from the University of Baltimore. Mr. Faint has served as a member of the Board of Directors of AmericasBank Corp. and AmericasBank since 2005.

The directors whose terms have not expired are as follows:

Continuing Directors:

Term Expiring at 2007 Annual Meeting

SAVAS J. KARAS, age 38, is the founder and principal of Enterprise Solutions Group, Inc., a Hunt Valley, Maryland business solutions company. Mr. Karas founded the company in January 1994. Previously, he served as a manager with the firm of Booz-Allen and Hamilton from 1990 to 1993, and as a consultant with PricewaterhouseCoopers from 1989 to 1990. Mr. Karas is a Certified Public Accountant, a Certified Management Consultant, a Six Sigma blackbelt, and holds a Masters in Business Administration with a concentration in Accounting from Loyola College. Mr. Karas has also served as a member of the Board of Directors for the Weinberg YMCA of Central Maryland since 2003. Mr. Karas has served as a director of AmericasBank Corp. and AmericasBank since 2004.

KENNETH D. PEZZULLA, age 76, became chairman of AmericasBank Corp. and AmericasBank on January 1, 2000 and served in that capacity until May 2002. From June 1996 to February 2000, Mr. Pezzulla was the secretary of AmericasBank Corp., and from December 1997 to February 2000, Mr. Pezzulla was the secretary of AmericasBank. Mr. Pezzulla currently is a member of Pezzulla and Pezzulla, LLC, a Towson, Maryland law firm, and has served in that capacity since 1995. Mr. Pezzulla had a solo legal practice from 1957 to 1995. Mr. Pezzulla was a director of Rushmore Trust & Savings, FSB, from 1989 to October 1997, and was a director of its predecessor, LaCarona Building and Loan Association, from 1963 to 1989. Mr. Pezzulla was president of LaCarona Building and Loan Association from 1985 to 1988. Mr. Pezzulla has served as a director of AmericasBank Corp. and AmericasBank since 1996.

GRAYLIN E. SMITH, age 46, is a Certified Public Accountant and currently a partner with SB & Company, LLC. Mr. Smith is a founder of the firm and has served as a partner since February 2005. From July 2003 to January 2005, Mr. Smith was a partner with Abrams, Foster, Nole & Williams, P.A. in Baltimore, Maryland. From May 2002 to June 2003, Mr. Smith was a partner with the firm of Ernst & Young, LLP. From June 1981 to May 2002, he was with the firm of Arthur Andersen, LLP. He was appointed partner in September 1996. Mr. Smith is a past Chair of the Maryland Association of Certified Public Accountants and is the present Treasurer of the

Associated Black Charities. Mr. Smith has served as a director of AmericasBank Corp. and AmericasBank since 2004.

JOHN C. WEISS, III, age 57, currently serves as Chairman and CEO of Claragen, Inc., a development-stage biopharmaceutical company. He has served in that capacity since April, 2004. He also serves as Assistant Professor of Finance at University of Baltimore. He was formerly the Executive Director of the Entrepreneurship Program at the Robert G. Merrick School of Business, University of Baltimore from 1999 to 2004. He also formerly served as Executive in Residence for the Office of Research and Development at the University of Maryland, Baltimore from July 2002 thru June 2004. Since 1990, Mr. Weiss has served on the board of trustees of the St. Agnes Healthcare Foundation in Baltimore, Maryland. Since 1995 he has served on the board of visitors of the University of Maryland, Baltimore, and also served on the board of visitors of Towson University from 1995 to 2004. Mr. Weiss has formerly served in the capacity as either director or partner of several venture capital firms, namely, the Maryland Venture Capital Trust from 1990 to 2002, Anthem Capital, L.P. from 1992 to 1996, and Arete Ventures, Inc. from 1984 to 1990. From 2000 to 2002, Mr. Weiss served as interim Executive Director of the Baltimore City Parking Authority, Inc. Mr. Weiss formerly served on the board of directors of Chesapeake Biological Laboratories, Inc., (NASDAQ: CBLI) Baltimore, Maryland, from 1986 to 1998 and was its president from 1996 to 1998. Mr. Weiss is also an active member of several other community and civic boards in the Baltimore area. Mr. Weiss has a Master of Business Administration degree from Loyola College, Baltimore, Maryland. Mr. Weiss has served as a director of AmericasBank Corp. and AmericasBank since 2004.

Term Expiring at 2008 Annual Meeting

MARK H. ANDERS, age 51, is the president and chief executive officer of AmericasBank Corp. and AmericasBank. He has served in that capacity for AmericasBank since July 18, 2003 and for AmericasBank Corp. since November 13, 2003. From May 31, 2003 to his employment as President, Mr. Anders served as a consultant to AmericasBank. Prior to joining AmericasBank, from October 1999 to August 2002, Mr. Anders was the president and chief executive officer of BankAnnapolis, a Maryland state chartered commercial bank and president of its holding company, Annapolis Bancorp, Inc. From October 1995 until January 1999, Mr. Anders served as the president and chief executive officer of Sterling Bancorp and its subsidiary bank, Sterling Bank & Trust Co., a commercial bank located in Baltimore, Maryland. From September 1991 to September 1995, Mr. Anders was a senior executive at Towson, Maryland based Bank of Maryland. Mr. Anders has served as a director of AmericasBank Corp. and AmericasBank since July 2004.

MARK D. NOAR, M.D., age 52, currently is a gastroenterologist in Baltimore, Maryland and is a principal of Endoscopic Microsurgery Associates, P.A., which is a medical practice in Baltimore, Maryland. He has served in that capacity for over 12 years. Dr. Noar also is the medical director and the chief executive officer of The Endoscopy Center, Inc., which operates an ambulatory surgery center. He has served in that capacity for over ten years. Dr. Noar has served as a member of the Board of Directors of AmericasBank Corp. and AmericasBank since 1996.

A. GARY REVER, age 53, is an executive vice president and the chief financial officer of AmericasBank and AmericasBank Corp. and has served in that capacity for AmericasBank since August 4, 2003 and for AmericasBank Corp. since November 13, 2003. Prior to joining AmericasBank, from August 2000 to August 2003, Mr. Rever was the chief financial officer of Avatech Solutions, Inc., a public company that provides design automation and data management solutions for the manufacturing, building design, engineering and infrastructure and facilities management markets. From 1991 to May 1995, Mr. Rever was the chief financial officer of Towson, Maryland based Bank of Maryland. In that position, Mr. Rever was responsible for all staff functions including operations, human resources, facilities and branch administration. Mr. Rever retained his responsibilities at Bank of Maryland following its sale to Mason-Dixon Bancshares, Inc. in May 1995 and in 1998 consolidated the operating functions of Mason-Dixon’s subsidiary banks into Mason-Dixon Business Services, LLC, a service corporation formed to eliminate redundancies and reduce costs. Mr. Rever became president of the service corporation and served in that position through Mason-Dixon’s acquisition by BB&T Corporation in July 1999 and until June 2000. From July 1999 until June 2000, Mr. Rever worked to facilitate Mason-Dixon’s operations into BB&T Corporation. Mr. Rever has served as a director of AmericasBank Corp. and AmericasBank since July 2004. Mr. Rever is a certified Public Accountant.

BOARD MEETINGS AND COMMITTEES

AmericasBank Corp.’s Board of Directors meets each month (usually the last Thursday of each month) and such special meeting as circumstances may require. During the year ended December 31, 2005, the AmericasBank Corp.’s Board of Directors held fourteen meetings. No current director attended fewer than 75% of the total aggregate meetings of AmericasBank Corp.’s Board of Directors and committees on which such Board member served during the year ended December 31, 2005 except for directors Nicholas J. Belitsos, M.D., Mark D. Noar, M.D., and Graylin E. Smith.

The Board of Directors of AmericasBank Corp. has standing Audit, Nominating, Compensation, Corporate Governance, and Strategic Planning Committees. In addition, AmericasBank also has a standing Loan committee.

AmericasBank Corp.’s policy requires that, in the absence of an unavoidable conflict, all directors are expected to attend the annual meeting of AmericasBank Corp.’s stockholders. Eight of eleven of AmericasBank Corp.’s directors attended the 2005 annual meeting of stockholders.

Audit Committee

AmericasBank Corp. has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee members currently are Graylin E. Smith (Chairman), III, Savas J. Karas, Kenneth D. Pezzulla, and John C. Weiss, III. The Audit Committee’s primary responsibilities are to assist the Board by monitoring (i) the integrity of the financial statements of AmericasBank Corp.; (ii) the independent auditors’ qualifications and independence; (iii) the performance of AmericasBank Corp.’s and its subsidiaries’ internal audit function and independent auditors; (iv) the Company’s system of internal controls; (v) the Company’s financial reporting and system of disclosure controls; and (vi) the compliance by the Company with legal and regulatory requirements. All of the members of the Audit Committee are independent within the meaning of the National Association of Securities Dealers, Inc.’s listing standards. The Board of Directors has determined that one member of the Audit Committee, Graylin E. Smith, qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director Smith is “independent,” as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement. The Audit Committee met eight times during the year ended December 31, 2005.

In addition, the Audit Committee has been appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding AmericasBank Corp.’s accounting and auditing matters. Pursuant to procedures adopted by AmericasBank Corp., any employee with such complaints or concerns is encouraged to report them, anonymously if they desire, to the Chair of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee.

Nominating Committee

AmericasBank Corp.’s Nominating Committee members currently are John C. Weiss, III (Chairman), Graylin E. Smith , Mark D. Noar, M.D., and Richard C. Faint, Jr. The members of the Nominating Committee are “independent directors” as defined in Nasdaq listing standards. The Board of Directors has adopted a Charter for the Nominating Committee, which was attached as Appendix B to this Proxy Statement. The Nominating Committee met one time during the year ended December 31, 2005.

The Nominating Committee determines whether the incumbent directors should stand for reelection to the Board of Directors and identifies and evaluates candidates for membership on the Board of Directors. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Nominating Committee recommends to the Board of Directors the class of directors in which the director-nominee should serve. The Nominating Committee also conducts appropriate inquiries into the backgrounds and qualifications of possible director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.

As set forth in the Nominating Committee Charter, it is the policy of the Nominating Committee to consider director candidates recommended by security holders. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of AmericasBank Corp. at 500 York Road, Towson, Maryland 21204. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any), for the Nominating Committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated and to serve if elected by the stockholders. Recommendations received by a date not later than 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the prior year’s annual meeting will be considered for nomination at that annual meeting. Recommendations received beyond that date will be considered for nomination at the annual meeting subsequent to the next annual meeting.

In its deliberations with respect to a possible candidate for director, the Nominating Committee considers all factors it considers appropriate, which may include, without limitation: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including, if determined by the Nominating Committee to be appropriate, expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including high moral character, mature judgment, familiarity with AmericasBank Corp.’s business and industry, independence of thought and an ability to work collegially. However the Nominating Committee retains the right to modify any or all of these factors from time to time.

In determining whether incumbent directors should stand for reelection, in addition to the factors described above, the Nominating Committee will review such directors’ overall service to AmericasBank Corp. during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such director with the Company during their term.

The selection process for new members on the Board of Directors is as follows:

(a) The full Board of Directors identifies a need to add a new Board member with specific criteria or to fill a vacancy on the Board.

(b) The Chair of the Nominating Committee or other designated Committee member initiates search seeking input from Board members and management, and hiring a search firm, if necessary.

(c) A candidate or slate of candidates that will satisfy specific criteria and/or otherwise qualify for membership on the Board, based on the factors described above, is identified and presented to the Nominating Committee.

(d) The Chairman of the Board, AmericasBank Corp.’s Chief Executive Officer and all or at least one member of the Nominating Committee interviews prospective candidate(s). The Chair of Nominating Committee will keep the full Board of Directors informally informed of progress.

(e) The Nominating Committee meets to consider and approve the final candidate(s) (and conduct additional interview if deemed necessary) or recommend candidate(s) to the full Board of Directors.

In the event a stockholder were to submit a proposed nominee, the Nominating Committee would consider the proposed nominee in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.

Compensation Committee

AmericasBank Corp.’s Compensation Committee members currently are Mark D. Noar, M.D. (Chairman), Nicholas J. Belitsos, M.D., Richard C. Faint, Jr., Savas J. Karas, and Ramon F. Roig, Jr., M.D.

The Compensation Committee evaluates the performance of the President and Chief Executive Officer and makes recommendations to the Board of Directors regarding the President and Chief Executive Officer’s compensation. The Compensation Committee also reviews the current industry practices regarding compensation packages provided to executive management and the Board of Directors, including salary, bonus, stock options and other perquisites. Based on recommendations from the President and Chief Executive Officer, the Compensation Committee approves compensation provided to members of executive management, excluding the President and Chief Executive Officer. The Compensation Committee also evaluates and recommends to the Board of Directors, whether fees should be paid to non-employee board members. The Compensation Committee met two times during the year ended December 31, 2005.

DIRECTOR COMPENSATION

Our board of directors has adopted a policy pursuant to which each non-employee director (“Eligible Director”) is eligible to receive an annual retainer of $5,000, payable at the beginning of each calendar year. The policy became effective on December 30, 2005. The Eligible Directors are also eligible to receive an additional payment of $250 per meeting of the board and of a board committee. The chair of each committee and the chairman of the board of directors are each eligible to receive an additional $100 per attended committee meeting. In addition, the Eligible Directors are eligible to receive non-qualified stock options to purchase 500 shares of our common stock at the end of each calendar year and additional stock options to purchase 1,000 shares of our common stock for each completed three year term of service on the board. The options will be granted under and shall be subject to the terms and provisions of the AmericasBank Corp. 2004 Stock Incentive Plan, as amended from time to time. As of the date of this filing the Board had not taken action with regards to the issuance of the stock options to directors under this policy, but plans to do so in the near future. We also reimburse the Eligible Directors for all reasonable expenses incurred on our behalf.

Prior to the adoption of this policy, we had not paid our directors any fees for their services.

EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth the compensation paid by AmericasBank to its chief executive officer and to any other executive who received compensation in excess of $100,000 during 2005.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation		Long-term Compensation
		Salary($)	Bonus($)	Securities Underlying Options (#)	All Other Compensation
Mark H. Anders, President & CEO (1)	2005	$131,667	$—	—	$17,328	(4)
	2004	$125,000	—	80,000	$17,132
	2003	$57,291	—	—	$7,255

A. Gary Rever, EVP & CFO (2)	2005	$111,667	$—	—	$14,328	(5)
	2004	$105,000	—	66,875	$14,522
	2003	$43,750	—	—	$5,004

John D. Muncks, EVP(3)	2005	$107,500	$—	—	$17,178	(6)
	2004	$95,000	—	53,750	$14,522
	2003	$41,045	—	—	$5,630

(1)	Mr. Anders has served as our president and chief executive officer since July 18, 2003. Mr. Anders also received $15,000 of consulting fees from us in 2003.

(2)	Mr. Rever has served as our executive vice president and chief financial officer since August 4, 2003.

(3)	Mr. Muncks has served as our executive vice president and chief lending officer since July 28, 2003.

(4)	Other compensation for Mr. Anders included a car allowance and paid health insurance of $9,000 and $8,328 respectively for 2005.

(5)	Other compensation for Mr. Rever included a car allowance and paid health insurance of $6,000 and $8,328 respectively for 2005.

(6)	Other compensation for Mr. Muncks included a car allowance, paid health insurance and a matching contribution for a simple IRA from the Company of $6,000, $8,328 and $2,850 respectively for 2005.

The following table sets forth information on the aggregate number of shares of common stock underlying unexercised options held as of December 31, 2005 by Messrs. Anders, Rever and Muncks. No options were granted to or exercised by the named executive officers during the year ended December 31, 2005.

Aggregate Options Table

Name	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised in-the-Money Options at December 31, 2005
	Exercisable	Unexercisable(1)	Exercisable	Unexercisable
Mark H. Anders	8,000	72,000	$0	$0
A. Gary Rever	6,688	60,187	$0	$0
John D. Muncks	5,375	48,375	$0	$0

The exercise price of these options is $8.00 per share, which was equal to the fair market value on the date of grant. The market value of the common stock was $7.30 per share, which is the sales price at which shares of common stock were last sold in over the counter trading on December 31, 2005.

The following table sets forth certain information as of December 31, 2005, with respect to compensation plans under which equity securities of AmericasBank Corp. are authorized for issuance.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
1998 equity compensation plan approved by security holders(1)	3,995	$40.42	14,505
2004 equity compensation plan approved by security holders(2)	292,851	$8.00	27,929

(1)	Refers to the AmericasBank Corp. 1998 Stock Option Plan.

(2)	Refers to the AmericasBank Corp. 2004 Stock Incentive Plan.

Information Regarding Executive Officers Who are Not Directors and Key Employees

Executive Officers Who are Not Directors

JOHN D. MUNCKS, age 57, is an executive vice president and chief lending officer of AmericasBank. He has over 20 years of banking experience in the Baltimore and Washington, D.C. metropolitan areas specializing in commercial transactions. Prior to joining AmericasBank on July 28, 2003, Mr. Muncks was a principal of Sign Effects, Inc., an electronic sign business, from November 2000 until its sale in February 2003. From 1991 until 1998, Mr. Muncks served as an Executive Vice President for Signet Bank – Maryland working in both senior lending and credit capacities. Mr. Muncks was retired from 1998 until November 2000.

The officers of AmericasBank Corp. and AmericasBank are elected annually by the respective Boards of Directors following the annual meeting of stockholders and serve for terms of one year or until their successors are duly elected and qualified except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors. See “Executive Compensation - Employment Agreements.”

Employment Agreements

AmericasBank has entered into employment agreements with each of Mark H. Anders, A. Gary Rever and John D. Muncks.

Mark H. Anders

Effective July 18, 2003, AmericasBank entered into an employment agreement with Mr. Anders. Pursuant to the agreement, Mr. Anders will serve as the President and Chief Executive Officer of AmericasBank. The agreement has an initial term of five years. After the first anniversary date and continuing on each anniversary date thereafter, the agreement will be extended for an additional year such that the remaining term shall be five years unless written notice of non-renewal is provided to Mr. Anders at least ten and not more than 30 days following the anniversary date.

The agreement initially provided for a salary of $125,000. The compensation committee of the board of directors, will review Mr. Anders’ base salary annually and Mr. Anders will be entitled to a five percent increase if he receives a satisfactory performance evaluation from the compensation committee. On August 25, 2005, Mr. Anders’ base salary was increased to $145,000 annually. The agreement does not provide standards that Mr. Anders must meet to achieve a satisfactory performance evaluation; rather such standards will be determined by the compensation committee in its discretion. In addition, the base salary will be renegotiated upwards when and if AmericasBank achieves a one percent return on average assets, as defined under general accounting principals of the banking industry, for any fiscal year. Mr. Anders is also entitled to participate in the 2004 Stock Incentive Plan in addition to any other bonus, incentive or other executive compensation programs made available to senior management of AmericasBank.

The agreement terminates upon Mr. Anders’ death, permanent disability or by mutual written agreement. In addition, Mr. Anders may terminate the agreement within six months following a “change in control,” as described below, for good reason as described in the agreement or without good reason by providing sixty days prior written notice. AmericasBank may terminate the agreement for certain events constituting cause as described in the agreement, subject to a notice and cure period described in the agreement and determination of cause by two-thirds of the non-employee members of the board of directors. AmericasBank may also terminate the agreement without cause provided that it provides sixty days prior written notice to Mr. Anders.

If Mr. Anders terminates the agreement for good reason, or if AmericasBank terminates Mr. Anders’ employment without cause and a change in control has not occurred within the immediately preceding six months and AmericasBank has less than a .75% return on average assets for the immediately proceeding twelve months, than Mr. Anders is entitled to severance pay and liquidated damages in amount equal to his monthly base salary, to be paid in monthly installments, for a period of one year. If AmericasBank has a return on average assets greater than .75% but less than 1%, Mr. Anders is entitled to an amount equal to his monthly base salary, to be paid in monthly installments, for a period of eighteen months. If AmericasBank has a return on average assets greater than 1%, Mr. Anders is entitled to an amount equal to his monthly base salary, to be paid in monthly installments, for a period of two years.

Pursuant to the employment agreement, a “change in control” will occur upon:

•	The acquisition, by any person or persons acting in concert of the then outstanding voting securities of either AmericasBank or AmericasBank Corp., if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote fifty percent (50%) or more of any class of voting securities of AmericasBank or AmericasBank Corp., as the case may be;

•	The approval, by the shareholders of either AmericasBank or AmericasBank Corp. of a reorganization, merger or consolidation, with respect to which persons who were the shareholders of either AmericasBank or AmericasBank Corp., as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities;

•	The sale, transfer or assignment of all or substantially all of the assets of the AmericasBank or AmericasBank Corp. to any third party; or

•	Within any twelve-month period (beginning one year after the effective date of the employment agreement) the persons who were directors of AmericasBank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) cease to constitute at least a majority of such board of directors; provided that any director who was not a director as of the effective date of the employment agreement will be deemed to be an Incumbent Director if that director was elected to such board of directors by, or on the recommendation of or with the approval of, a majority of the directors who then qualified as Incumbent Directors.

•	In the event a change in control has occurred as described in the first three provisions above and the employment agreement is terminated, Mr. Anders is entitled to the following:

If the price paid by the entity or entities acquiring voting securities, voting control or assets is less than the then current book value of AmericasBank or AmericasBank Corp., Mr. Anders will receive a lump sum payment equal to his current annual base salary;

•	If the price paid is equal or greater than book value but less than two times book value, Mr. Anders will receive a lump sum payment using the calculations involving return on average assets as provided in the event Mr. Anders terminates the agreement for good reason as described above; and

•	If the price paid is equal or greater than two times book value, Mr. Anders will receive a lump sum payment equal to 2.99 times his average annual salary over the prior five years and will be paid such lump sum within 30 days of the effective date of termination of the employment agreement.

In the event a change in control has occurred as described in the fourth provision above and the employment agreement is terminated, Mr. Anders is entitled to a lump sum payment using the calculations involving return on average assets as provided in the event Mr. Anders terminates the agreement for good reason as described above.

In the event a change in control occurred, Mr. Anders would receive:

•	$145,000 if the price paid by the entity or entities acquiring voting securities, voting control or assets was less than current book value;

•	If the price paid was equal or greater than book value but less than two times book value or if the change in control occurs pursuant to the fourth change in control provision described above:

•	$145,000 if the return on average assets is less than .75%;

•	$217,500 if the return on average assets if greater than .75% but less than 1%; and

•	$290,000 if the return on average assets is greater than 1

•	$433,550 if the price paid was equal to or greater than two times book value.

Mr. Anders’ agreement also contains a provision whereby AmericasBank agrees to maintain in an escrow account an amount equal to Mr. Anders’ annual base salary. These escrowed funds are to be used as a source or partial source of any of the termination payments described above. Currently, Mr. Anders is waiving this requirement.

A. Gary Rever and John D. Muncks

On July 28, 2003 and August 4, 2003, AmericasBank entered into employment agreements with Mr. Muncks and Mr. Rever, respectively. Mr. Rever serves as an Executive Vice President and the Chief Financial Officer while Mr. Muncks serves as an Executive Vice President and the Chief Lending Officer. Mr. Rever’s agreement has an initial term of five years. After the third anniversary date and continuing on each anniversary date thereafter, the agreement will be extended for an additional year such that the remaining term shall be three years unless written notice of non-renewal is provided to Mr. Rever at least ten and not more than 30 days following the anniversary date. Mr. Muncks’ agreement has an initial term of three years. After the second anniversary date and continuing on each anniversary date thereafter, the agreement will be extended for an additional year such that the remaining term shall be two years unless written notice of non-renewal is provided to Mr. Muncks at least ten and not more than 30 days following the anniversary date.

Mr. Rever’s agreement provides for an initial salary of $105,000 and Mr. Muncks’ agreement provides for an initial salary of $95,000. Mr. Rever and Mr. Muncks base salaries will be reviewed annually by the compensation committee of the board of directors and each will be entitled to receive a five percent increase if he receives a satisfactory performance evaluation from the compensation committee. On August 25, 2005, Mr. Rever’s based salary was increased to $125,000 and Mr. Mr. Munck’s base salary was increased to $125,000. Mr. Rever’s and Mr. Muncks’ agreements do not provide standards that they must meet to achieve a satisfactory performance evaluation; rather such standards will be determined by the compensation committee in its discretion. In addition, their base salaries will be renegotiated upwards when and if AmericasBank achieves a one percent return on average assets for any fiscal year. Mr. Rever and Mr. Muncks also are entitled to participate in the 2004 Stock Incentive Plan in addition to any other bonus, incentive or other executive compensation programs made available to senior management of AmericasBank.

The agreements have the same termination provisions as those found in Mr. Anders’ employment agreement. If Mr. Rever or Mr. Muncks terminates their agreement for good reason, or if AmericasBank terminates their employment without cause and a change in control has not occurred within the immediately preceding six months and AmericasBank has less than a .75 % return on average assets for the immediately proceeding twelve months, than Mr. Rever and Mr. Muncks are entitled to severance pay and liquidated damages in amount equal to their monthly base salary, to be paid in monthly installments, for a period of nine months. If AmericasBank has a return on average of assets greater than 1%, Mr. Rever and Mr. Muncks are entitled to an amount equal to their monthly base salary, to be paid in monthly installments, for a period of one year.

In the event a change in control has occurred as described in the first three “change in control” provisions described for Mr. Anders and the employment agreements are terminated, Mr. Rever and Mr. Muncks are entitled to the following:

•	If the price paid by the entity or entities acquiring voting securities, voting control or assets is less than the then current book value of AmericasBank or AmericasBank Corp., Mr. Rever and Mr. Muncks will receive a lump sum payment equal to 75% of their current annual base salary; and

•	If the price paid is equal or greater than book value but less than two times book value, Mr. Rever and Mr. Muncks will receive a lump sum payment equal to 1.00 times their average annual salary over the prior five years and will be paid such lump sum within 30 days of the effective date of termination of the employment agreement.

The fourth “change in control” provision described above in Mr. Anders’ employment agreement does not constitute a change in control under Mr. Rever’ s and Mr. Muncks’ employment agreements.

In the event a change in control occurred as of December 31, 2004, Mr. Rever would receive $93,750 if the price paid was less than book value and $125,000 if the price paid was equal or greater than book value but less than two times book value. Mr. Muncks would receive $93,750 if the price paid was than book value and $125,000 if the price paid was equal to or greater than book value but less than two times book value.

Mr. Rever’s and Mr. Muncks’ agreements also contain a provision whereby AmericasBank agrees to maintain in an escrow account an amount equal to 75% of their annual base salary. These escrowed funds are to be used as a source or partial source of any of the termination payments described above. Currently, Messer’s Rever and Muncks are waiving this requirement.

All three employment agreements contain a non-competition clause. Pursuant to this clause, Mr. Anders, Mr. Rever and Mr. Muncks agree that upon termination of their employment for any reason, thereafter for a period equal to the greater of six months or the period during which they are receiving termination payments, they will not, within a 20 mile radius of AmericasBank’s main office, either directly or indirectly, on their behalf or in the service or on behalf of others, work in any capacity which involves duties and responsibilities similar to those they perform for us or engage in any business which is the same or essentially the same as ours.

In addition to the non-competition clause, all three agreements contain a non-solicitation clause. Pursuant to this clause, Mr. Anders, Mr. Rever and Mr. Muncks agree that upon termination of their employment for any reason, thereafter for a period equal to the greater of 12 months or the period during which they are receiving termination payments, they will not, within a 20 mile radius of AmericasBank’s main office, solicit or divert or attempt to solicit or divert our customers, including actively sought potential customers, with whom Mr. Anders, Mr. Rever or Mr. Muncks had material contact during the last two years of their respective employment, for products or services that are competitive with ours. In addition, Mr. Anders, Mr. Rever and Mr. Muncks agree not to solicit, recruit or hire away, either directly or indirectly, an employee of AmericasBank or any affiliate.

The non-competition and non-solicitation of customer clauses may be waived with our prior written consent.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AmericasBank Corp. did not have a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any time during AmericasBank Corp.’s fiscal year ended December 31, 2005. Accordingly, AmericasBank Corp.’s officers, directors and 10% or greater shareholders were not required to file any reports required pursuant to Section 16(a) of the Exchange Act during 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AmericasBank has had in the past, and expects to have in the future, banking transactions with directors and executive officers and the business and professional organizations in which they are associated in the ordinary course of business. Any loans and loan commitments are made in accordance with all applicable laws. Under applicable law, AmericasBank’s loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Directors or officers with any personal interest in any loan application are excluded from considering any such loan application.

The aggregate amount of loans outstanding at December 31, 2005, 2004 and 2003 to AmericasBank’s directors, officers and their affiliates was approximately $737,882, $394,959 and $1,127,242.

Mr. Karas has provided and may continue to provide consulting services to AmericasBank Corp. and AmericasBank. For the years ended December 31, 2005, 2004 and 2003, we paid Mr. Karas an aggregate of $0, $20,000 and $0, respectively, for these services.

Mr. Warner has provided and may continue to provide insurance consulting services to AmericasBank Corp. and AmericasBank. For the year ended December 31, 2005, we purchased key man life insurance for two of our executives and paid $7,710 in insurance premiums to an insurance company. Mr. Warner acts as a broker for that particular insurance company. No amounts were paid to the insurance company or Mr. Warner for the years ended December 31, 2004 and 2003.

We expect that any business transactions with our or AmericasBank’s directors, executive officers or holders of five percent or more of our capital stock, will be made on terms that are no less favorable to us and AmericasBank than those that could be obtained from unaffiliated third parties.

PROPOSAL 2

AMENDMENT TO 2004 STOCK INCENTIVE PLAN

The Board of Directors of AmericasBank Corp. established the AmericasBank Corp. 2004 Stock Incentive Plan (the “Incentive Plan”) to (i) promote the long-term growth and profitability of AmericasBank Corp. and its affiliates, including AmericasBank, by providing key individuals with incentives to improve stockholder value and further contribute to the growth and financial success of AmericasBank Corp. and its affiliates; and (ii) enable AmericasBank Corp. and its affiliates to attract, retain and reward the service of officers, employees and directors. The stockholders of AmericasBank Corp. approved the Incentive Plan on June 3, 2004, and, unless terminated earlier, the Incentive Plan will expire on the tenth anniversary of shareholder approval, or June 3, 2014.

As of April 14, 2006, awards covering an aggregate of 292,851 shares of the Company’s common stock remain outstanding under the Incentive Plan with 27,929 shares remaining for additional awards under the Incentive Plan (as adjusted for the August 23, 2005 stock split). On March 30, 2006, the Board of Directors approved an amendment to the Incentive Plan to increase the total number of shares of common stock available under the Incentive Plan to 800,000 shares from 320,780 shares (adjusted for the stock split), in order to enable AmericasBank

Corp. and its affiliates to continue to utilize the Incentive Plan as a method of attracting and retaining individuals of the highest caliber. At the Annual Meeting, the stockholders will be asked to approve and authorize this amendment to increase the number of shares available for issuance under the Incentive Plan. The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient to approve the amendment, with abstentions and broker “non-votes” not counted as votes cast with respect to this proposal.

Summary of the Incentive Plan

The Incentive Plan as proposed to be amended is attached hereto as Appendix C and should be consulted for additional information. All statements made herein regarding the Incentive Plan, which are only intended to summarize the Incentive Plan, are qualified in their entirety by reference to the Incentive Plan.

Administration

The Incentive Plan is administered by the Compensation Committee of the Board of Directors of AmericasBank Corp. (the “Administrator”). The Administrator has full authority, subject to the terms and conditions of the Incentive Plan, to award stock options, stock appreciation rights, restricted stock awards, phantom stock, performance awards and other stock-based awards (collectively, “Awards”) under the Incentive Plan. Subject to the provisions of the Incentive Plan, the Administrator may determine, among other things, the persons to receive Awards, the number of shares subject to each Award, and any restrictions, limitations or conditions to be placed on Awards.

Share Counting

Under the Incentive Plan, if any Award, or portion of an Award, expires, is forfeited, or otherwise terminates, or if any shares of common stock are repurchased by or surrendered to the Company in connection with any Award, or if any shares are withheld for taxes by the Company (as discussed below), those shares will again become available for further Awards under the Plan; provided, however, that to the extent required by applicable law, shares surrendered to, repurchased or withheld by AmericasBank Corp. may not be made available for purchase pursuant to incentive stock options.

Eligibility

All officers, directors, employees and certain other persons providing services to AmericasBank Corp. or any affiliate, including AmericasBank, are eligible to participate in the Incentive Plan upon designation by the Administrator.

Types of Awards

Stock Options. The Administrator may grant eligible individuals either non-qualified or incentive stock options, which enable employees to purchase stock at a designated exercise price upon the satisfaction of certain vesting requirements established by the Administrator. Incentive stock options are intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and may only be granted to employees. Non-qualified stock options do not qualify for the same favorable tax treatment afforded to incentive stock options under Section 422 of the Code (discussed below). Under the Incentive Plan, all stock options must be granted at an exercise price that is at least 100% of the fair market value of the common stock on the date of the option grant.

Stock Appreciation Rights. A stock appreciation right is a right to receive a payment, in cash, stock or a combination of cash and stock, equal to the appreciation in the value of the common stock over a base price established at the time of grant. Under the incentive plan, the minimum base price for a stock appreciation right may not be less than the fair market value of the underlying stock on the date of grant.

Restricted Stock Awards and Phantom Stock. A restricted stock award is an outright grant of shares of common stock, subject to specified conditions and restrictions on transfer, such as continued service to AmericasBank Corp. or its affiliates. A phantom stock award is the grant of a stock-equivalent unit, at a price not less than the fair market value of the common stock on the date of grant, that may be subject to the same types of conditions and restrictions as would be imposed on restricted stock.

Performance Awards. A performance award is an award payable in cash, common stock or a combination of cash and common stock, based upon the achievement of one or more performance goals established by the Administrator.

Other Stock-Based Awards. The Administrator may also grant other stock-based awards, subject to the terms and provisions of the Incentive Plan.

Withholding of Taxes

The Incentive Plan requires Award recipients to pay any taxes required to be withheld with respect to outstanding Awards as of the date the recipient incurs such tax liability. The Incentive Plan permits AmericasBank Corp. to deduct a recipient’s tax obligation from any payment otherwise due to the Award recipient, to the extent permissible under applicable law. If an Award recipient pays the tax obligation using shares of common stock, the shares must be valued at their fair market value and may not exceed the minimum statutory tax withholding obligation.

Certain Adjustments for Corporate Events

In connection with a stock dividend, stock split, or reverse stock split or a recapitalization, merger, consolidation or similar corporate event (other than a change in control, as discussed below), the Administrator may make appropriate adjustments to the number of shares reserved under the Incentive Plan, or to outstanding Awards, including, but not limited to, the number, kind and price of securities subject to the Awards, consistent with the requirements of the Incentive Plan and applicable law.

Change in Control

Upon a change in control (as defined in the Incentive Plan), outstanding stock options and other awards payable or convertible into common stock will terminate at the effective time of the change in control, unless provisions are made in connection with the transaction for the continuation, assumption or substitution of equivalent awards. In addition, all outstanding Awards will vest and become immediately exercisable to the extent provided for under the Grant Agreement issued in connection with each Award, and the holders of Awards will be permitted, immediately prior to the change in control, to exercise or convert the Awards prior to the effective time of the change in control.

Amendment and Termination

The Board of Directors may terminate, amend or modify the Incentive Plan at any time, and the Administrator may amend outstanding awards, but no amendment or modification may impair the rights of Award recipients without their consent. The Board may not amend the Incentive Plan without shareholder approval if shareholder approval is required by applicable law or stock exchange listing requirements.

Federal Income Tax Consequences of the Incentive Plan

The following discussion of the federal income tax consequences of participation in the Incentive Plan is only a summary of the general rules applicable to the grant and exercise of Awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of Awards issued under the Incentive Plan. It is not intended to be a complete description of the tax consequences of participation in the Incentive Plan.

Non-Qualified Stock Options; Stock Appreciation Rights. The recipient of a non-qualified stock option will not recognize taxable income at the time of grant. At the time of exercise, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and AmericasBank Corp. will be entitled to a corresponding tax deduction for that amount. Stock appreciation rights are generally taxed in the same manner as non-qualified stock options.

Incentive Stock Options. The recipient of an incentive stock option generally does not recognize income upon the grant or exercise of an incentive stock option. If the option recipient does not dispose of the common stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, if the option recipient disposes of the shares prior to the expiration of the required holding periods, the option recipient has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the option recipient will recognize taxable income equal to the difference between the exercise price and the lesser of either (i) the fair market value of the stock on the date of disposition or (ii) the fair market value of the stock on the date of exercise, and AmericasBank Corp. will receive a tax deduction equal to the ordinary income recognized by the option recipient.

Restricted Stock Awards. Generally, the recipient of a restricted stock award recognizes ordinary income, and AmericasBank Corp. is entitled to a corresponding deduction equal to the fair market value of the stock, upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares). A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the stock at the time of grant, rather than at the time restrictions lapse, and the AmericasBank Corp. is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or AmericasBank Corp. when any applicable transfer or forfeiture restrictions lapse.

Other Awards. The other types of Awards authorized under the Incentive Plan (i.e., phantom stock, performance-based awards, and other stock-based awards) are generally subject to tax at the time of payment or settlement of the Award. In each of these cases, AmericasBank Corp. receives a corresponding deduction at the time the recipient recognizes ordinary income with respect to the Award.

Grants to Named Executive Officers and Others

Awards with respect to the additional shares authorized under the Incentive Plan, if any, will be granted only after shareholders approve the additional shares. All awards will be made at the discretion of the Compensation Committee or under delegated authority. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups with respect to the additional shares under the Incentive Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if additional shares had been authorized under the Incentive Plan.

The Board of Directors recommends that you vote “FOR” the approval of an amendment to the AmericasBank Corp. 2004 Stock Incentive Plan to increase the number of shares of common stock available for issuance under the Incentive Plan to 800,000 shares from 320,780 shares.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has ratified and confirmed the Audit Committee’s selection of Rowles & Company, LLP as AmericasBank Corp.’s independent public accountants for 2006, subject to ratification by the stockholders. Rowles & Company, LLP has served as AmericasBank’s independent public accountants since 2001 and is considered by the Audit Committee and management to be well qualified. No qualified opinions have been issued during such engagement.

A representative of Rowles & Company, LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

A majority of votes cast at the meeting is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the vote for this proposal.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Rowles & Company, LLP as independent public accountants for 2006.

AUDIT COMMITTEE REPORT

The Audit Committee has (1) reviewed and discussed AmericasBank Corp.’s audited financial statements with AmericasBank Corp.’s management and representatives of Rowles & Company, LLP, the independent auditors; (2) discussed with Rowles & Company, LLP all matters required to be discussed by SAS No. 61, as modified or supplemented; and (3) has received the written disclosures and the letter from Rowles & Company, LLP required by Independence Standards Board Standard No. 1, as modified or supplemented and has discussed with Rowles & Company, LLP the independence of Rowles & Company, LLP. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2005 be included in AmericasBank Corp.’s Annual Report on Form 10-KSB for the last fiscal year.

The Audit Committee has reviewed the non-audit services currently provided by AmericasBank Corp.’s independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of AmericasBank Corp.’s independent auditors.

Audit Committee:

By: Messrs. Smith, Karas, Pezzulla, and Weiss

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Rowles & Co, LLP for the audit of AmericasBank Corp.’s annual consolidated financial statements for the years ended December 31, 2005 and December 31, 2004 and fees billed for other services rendered by Rowles & Co., LLP during those periods.

	December 31,
	2005	2004
Audit fees(1)	$39,150	$30,519
Audit related fee(2)	12,340	5,934
Tax fees(3)	2,500	4,576
All other fees(4)	—	648

Total	$53,990	$41,677

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of AmericasBank Corp.’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Rowles & Company in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of AmericasBank Corp’s consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(4)	All Other Fees consist of fees for services other than the services reported above. In 2004, this category included internal audits.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

Before the accountant is engaged by AmericasBank Corp. or AmericasBank to render any audit or non-audit services, the engagement is approved by AmericasBank Corp.’s Audit Committee.

SHAREHOLDER COMMUNICATIONS

If you would like to contact AmericasBank Corp.’s Board of Directors, including an individual director or a committee of the Board of Directors, you can send an email to grever@americasbank.com, or write to the following address:

Board of Directors

c/o Gary Rever, Assistant Secretary

AmericasBank Corp.

500 York Road

Towson, Maryland 21204

The Assistant Secretary will compile all communications and submit them to the Board of Directors, the board committee or the individual Directors on a periodic basis.

SHAREHOLDER PROPOSALS FOR ANNUAL MEETINGS

Article I, Sections 9 and 10 of AmericasBank Corp.’s Amended and Restated Bylaws contain specific requirements with respect to advance notice of stockholder proposals and director nominations. For consideration at AmericasBank Corp.’s 2007 annual meeting of stockholders, a stockholder proposal must be delivered or mailed to AmericasBank Corp.’s Secretary no earlier than December 29, 2006 and no later than January 29, 2007. In order to be eligible for inclusion in AmericasBank Corp.’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at AmericasBank Corp.’s executive office at 500 York Road, Towson, Maryland 21204, no later than December 29, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

ANNUAL REPORT

The AmericasBank Corp.’s annual report on Form 10-KSB for the year 2005 is included herein. Copies of the report will also be available at the Annual Meeting on June 6, 2006.

A COPY OF AMERICASBANK CORP.’S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE PERIOD ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED BY MANAGEMENT TO ANY BENEFICIAL OWNER OF ITS SECURITIES WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. REQUESTS IN WRITING SHOULD BE DIRECTED TO AMERICASBANK CORP., C/O ASSISTANT SECRETARY, 500 YORK ROAD, TOWSON, MARYLAND 21204. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF APRIL 7, 2006, THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH MEETING.

OTHER BUSINESS

The management of the AmericasBank Corp. does not intend to present any other matters for action at the Annual Meeting, and the Board of Directors has not been informed that other persons intend to present any matters for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon, pursuant to the proxy, in accordance with the instructions of a majority of the Board of Directors.

By order of the Board of Directors

/s/ Lee W. Warner
Lee W. Warner, Chairman of the Board

April 28, 2006

Appendix A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF AMERICASBANK CORP.

I. Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of AmericasBank Corp. (the “Company”) is to assist the Board by monitoring:

1) the integrity of the financial statements of the Company;

2) the independent auditors’ qualifications and independence;

3) the performance of the Company’s and its subsidiaries’ internal audit function (if applicable) and independent auditors;

4) the Company’s system of internal controls;

5) the Company’s financial reporting and system of disclosure controls; and

6) the compliance by the Company with legal and regulatory requirements.

In addition to these purposes, the Committee will also prepare a report to be included in the Company’s annual proxy statement.

With respect to joint sessions of the Committee:

(a) The Committee may meet simultaneously as a committee of the Company and any subsidiary of the Company that does not have its own Audit Committee or which has its own audit committee the members of which are the same as the members of the Audit Committee, though it should hold separate sessions if necessary to address issues that are relevant to one entity but not the other(s) or to consider transactions between the entities or other matters where the Company and one or more subsidiaries may have different interests; and

(b) The Committee should consult with counsel, if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Company and those of the Company’s subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Company’s policies regarding any applicable laws, rules and regulations.

The Committee’s job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to assure compliance of the Company’s policies and procedures with applicable laws and regulations.

II. Membership

All members of the Committee will be members of, appointed by and serve at the discretion of the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall consist of such number of members as may be determined by the Board, but shall not be less than three. No member of the Committee shall be an officer, employee or consultant of the Company or any subsidiary or have any other relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Committee member. If required by applicable law, SEC rules and regulations and any exchange or quotation system on or through which the Company’s common stock is traded (if any) (which may include the rules of the NASDAQ Stock Market (“NASDAQ”)), each as they may be interpreted or amended from time to time (Applicable Laws, Rules and Regulations”), each member of the Committee shall be “independent” as defined by Applicable Laws, Rules and Regulations. Each member of the Committee shall have the ability to read and understand fundamental financial statements and a working familiarity with basic finance and accounting principles, and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by Applicable Laws, Rules and Regulations.

III. Meetings

Meetings of the Committee shall be held at least four times per year and from time to time as determined by the Board and/or the members of the Committee as circumstances dictate. At least two meetings will focus primarily on audit/financial issues and at least two meetings will focus primarily on ethics and business conduct issues. A majority shall constitute a quorum of the Committee. Written minutes should be kept of all such meetings. The Committee shall report its recommendations to the Board at the Board’s next scheduled meeting or as otherwise appropriate. The Committee members, or the Chair of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company’s financial statements. The Committee shall disclose in the Company’s proxy statement that the Committee is governed by the charter and include a copy in the proxy statement at least once every three years. If the Company’s common stock is quoted on a NASDAQ market, the Committee must disclose to NASDAQ that (i) it has met, and continues to meet, the membership requirements of NASDAQ; (2) it has adopted a written charter; and (3) it has annually reviewed and reassessed the adequacy of the charter.

IV. Responsibilities and Duties

A.	Charter Review

•	Review and reassess the adequacy of this charter at least annually and recommend to the Board any proposed changes to this charter, and

•	Publicly disclose the charter and any such amendments at the times and in the manner as required by the SEC and/or any other regulatory body (e.g., NASDAQ) having authority over the Company and, to the extent required by Applicable Law, Rules and Regulations, post such charter and amendments on the Company’s website.

B.	Financial Reporting/Internal Controls

•	Review and discuss with the internal auditors (if any) and the independent auditors their respective annual audit plans, reports and the results of their respective audits;

•	Review and discuss with management, the Company’s Disclosure Committee and the independent auditors the Company’s quarterly financial statements and its Form 10-QSB (prior to filing the same as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including disclosures made in the section regarding management’s discussion and analysis and the results of the independent auditor’s reviews of the quarterly financial statements, and determine whether the quarterly financial statements should be included in the Company’s Form 10-QSB;

•	Review and discuss with management, the Company’s Disclosure Committee and the independent auditor’s the Company’s annual audited financial statements and its Form 10-KSB (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB;

•

Review and discuss with management, the Company’s Disclosure Committee and, where appropriate, the independent auditors, the Company’s financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures before the same are filed, posted, disseminated or released, including the use of “pro forma” or “adjusted” non-GAAP information, all reconciliations of the same, and any earnings guidance, as well as all financial information provided to rating agencies and/or securities analysts including presentations at industry, investor or other conferences;

•	Review and discuss with the Company’s Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Company’s Form 10-QSB and 10-KSB or other filings or reports;

•	Discuss with management, the Company’s Disclosure Committee and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or generally accepted accounting principles (“GAAP”) methods on the Company’s financial statements;

•	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Company’s financial statements, conditions or results and any necessary disclosures related thereto;

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

•	Discuss with the independent auditors and management the audited financial statements including the matters required to be discussed by Statement of Auditing Standards No. 61;

•	Ensure that the Company’s independent auditors report to the Committee all of the Company’s critical accounting policies and procedures and alternative accounting treatments of financial information with GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

•	Ensure that the Company’s independent auditors share with the Committee all material written communication between the auditors and management;

•	Discuss with the Company’s independent auditors, internal auditors (if any), and management (including the Company’s Disclosure Committee) their assessments of the adequacy of the Company’s internal controls and disclosure controls and procedures;

•	Assess whether management is resolving any internal control weaknesses diligently;

•	Discuss with the Company’s independent auditors, internal auditors (if any) and management (including the Company’s Disclosure Committee) as appropriate any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Company’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters;

•	Receive periodic reports from the independent auditors and appropriate officers of the Company on significant accounting or reporting developments proposed by the Financial Accounting Standards Board, Public Company Accounting Oversight Board (PCAOB) or the SEC that may impact the Company; and

•	Receive periodic reports from independent auditors and appropriate officers of the Company on significant financial reporting, internal controls or other related matters of the Company’s subsidiaries.

C.	Independent Auditors

•	Hire, fire, compensate, review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

•	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team;

•	Monitor the independence, qualification’s and performance of the independent auditors by, among other things:

1)	Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company;

2)	Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditor’s quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditors (if any);

3)	Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Company in illegally influencing, coercing, manipulating or misleading the Company’s independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

4)	If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

•	Pre-approve all auditing services and permitted non-audit services to be performed for the Company by the independent auditors or any other auditing or accounting firm, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Company which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Company Accounting Oversight Board (or other similar body as may be established from time to time). The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required in the Company’s Exchange Act reports, if applicable;

•	Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Company, including in particular the prohibitions on employment under the Exchange Act, if applicable;

•	Ensure that the independent auditors have access to all necessary Company personnel, records or other resources.

D.	Internal Audit Function

•	Determine whether an internal audit function is necessary for the Company and, if applicable, oversee the appointment, performance and replacement of the Company’s senior internal audit executive and/or outside internal audit firm;

•	Review the internal audit plan and assess whether it is consistent with the Company’s needs (if applicable);

•	Review the significant reports to management prepared by the internal auditing department and management’s responses (if applicable);

•	Review and discuss with the internal auditors the results of their work (including their audit report) as well as their control risk assessment (if applicable);

•	Discuss with the independent auditors and approve the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit (if applicable); and

•	Ensure that the internal auditors have access to all necessary Company resources (if applicable).

E.	Compliance Oversight

•	Discuss with management and the internal auditors (if any) the Company’s processes regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics for Senior Financial Officers and Code of Conduct, obtain reports from management, the Company’s senior outside internal auditing executive (if any) and the independent auditors regarding compliance by the Company and its subsidiary entities with applicable legal requirements (including suspicious activity reports and regulatory exam reports) and the Company’s Code of Ethics for Senior Financial Personnel and Code of Conduct and from time to time advise the Board of Directors with respect to the same. Obtain from the independent auditors any reports required to be furnished to the Committee under Section 10A of the Exchange Act or an assurance that Section 10A of the Exchange Act has not been implicated;

•	Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure;

•	Establish procedures and require the Company to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies or compliance with the Company’s Code of Ethics for Senior Financial Personnel or Code of Conduct;

•	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements and that may have an impact on the Company’s compliance policies; and

•

Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Company that does not have its own audit committee or where the members of such audit committee are the same as the members of the Audit Committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with all bank regulatory authorities.

F.	General

•	Review and assess the quality and clarity of the information provided to the committee and make recommendations to management, the Company’s Disclosure Committee and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

•	Form and delegate authority to subcommittees or members when appropriate;

•	Engage and compensate independent counsel and advisers, as the Committee deems necessary to carry out its duties;

•	Pay any and all administrative expenses of the Committee that are necessary or appropriate in carrying out its duties; and

•	Annually review the performance of the Committee.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; and

•	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

Appendix B

CHARTER OF THE

NOMINATING COMMITTEE OF THE

BOARD OF DIRECTORS OF

BANK HOLDING COMPANY

The purpose of the Nominating Committee (the “Committee”) is to assist the Board of Directors of Bank Holding Company (the “Company”) in fulfilling its responsibility to its stockholders and the investing public by identifying individuals qualified to become directors of the Company and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders.

A.	Structure

1. The Committee shall be comprised of three or more members of the Board of Directors of the Company, each of who is determined by the Board of Directors to be “independent” in accordance with the rules of the Securities and Exchange Commission/NASDAQ SmallCap Market.

2. The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

3. Unless a Chairman is elected by the Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

B.	Meetings

The Committee shall meet at least once annually, or more frequently as circumstances dictate. The Chairman of the Board of Directors or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically and the Committee may act by unanimous consent. Unless taken by unanimous consent, all Committee acts shall require the approval of a majority of the Committee membership.

All members of the Board of Directors who are not members of the Company’s management may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, Company management and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

C.	Responsibilities

The Committee shall engage in the following activities:

1. Determine whether incumbent directors should stand for reelection to the Board of Directors.

In determining whether incumbent directors should stand for reelection, in addition to the factors described in paragraph 2 below, the Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such director with the Company during their term.

2. Identify and evaluate individuals, which individuals may be recommended by the Company’s management, believed to be qualified as candidates to serve on the Board of Directors.

In identifying and evaluating candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include, without limitation: (a) ensuring that the

Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including, if determined by the Committee to be appropriate, expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including high moral character, mature judgment, familiarity with the company’s business and industry, independence of thought and an ability to work collegially. However the Committee retains the right to modify any or all of these factors from time to time.

The selection process for new members on the Board of Directors shall be as follows:

(a) Full Board of Directors identifies a need to add new Board member with specific criteria or to fill a vacancy on the Board.

(b) Chair of Committee or other designated Committee member initiates search seeking input from Board members and Company management, and hiring a search firm, if necessary.

(c) Candidate or slate of candidates that will satisfy specific criteria and/or otherwise qualify for membership on the Board, based on the factors described above, are identified and presented to the Committee.

(d) Chairman of the Board, the Company’s CEO and all or at least one member of the Committee interviews prospective candidate(s). Chair of Nominating Committee will keep the full Board of Directors informally informed of progress.

(e) Committee meets to consider and approve final candidate(s) (and conduct additional interview if deemed necessary) or recommend candidate(s) to the full Board of Directors.

3. Select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting.

4. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, recommend to the Board of Directors the class of directors in which the director-nominee should serves.

5. Evaluate candidates for nomination to the Board of Directors who are recommended by a stockholder, subject to the following requirements. Stockholders who wish to recommend individuals for consideration by the Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of the Company at 500 York Road, Towson, Maryland 21204. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any), for the committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Recommendations received by a date not later than 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the prior years annual meeting will be considered for nomination at that annual meeting. Recommendations received beyond that date will be considered for nomination at the annual meeting subsequent to the next annual meeting.

Stockholders also have the right to nominate candidates to serve on the Board of Directors pursuant to Article I Section 10 of the Bylaws of the Company.

The Committee’s intent is not to alter the manner in which it evaluates candidates to the Board of Directors based on whether or not the candidate was recommended by a stockholder.

6. Conduct appropriate inquiries into the backgrounds and qualifications of possible director candidates.

7. Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board of Directors has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

These activities should serve as a guide and the Committee may carry out other activities and adopt additional policies and procedures as may be appropriate in light of changed circumstances. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time.

The Committee is authorized to study or investigate any matter of interest or concern that the Committee deems appropriate and within its designated purpose and shall have the authority to retain (at the cost of the Company) and terminate outside counsel or other experts for this purpose.

D.	Reports

Minutes of each meeting shall be kept and distributed to each member of the Committee, members of the Board of Directors who are not members of the Committee and the Secretary of the Company. In addition, the Chairman of the Committee will report to the Board of Directors from time to time or whenever so requested by the Board. In addition, the Chairman of the Committee shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

E.	Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of its performance and the performance of its members, including by reviewing the Committee’ compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

Appendix C

AMERICASBANK CORP.

2004 STOCK INCENTIVE PLAN

1. Establishment, Purpose and Types of Awards. AMERICASBANK CORP., a Maryland corporation (the “Company”), hereby establishes the AMERICASBANK CORP. 2004 STOCK INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company and its subsidiaries by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company and its subsidiaries through their future services, and (ii) enabling the Company and its subsidiaries to attract, retain and reward the best-available persons.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2. Definitions. Under the Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

“Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award pursuant to the Plan.

“Bank” means AmericasBank, a Maryland-chartered commercial bank.

“Board” means the Board of Directors of the Company.

“Change of Control” means any one of the following events:

(i) the acquisition by any person or persons acting in concert of the then outstanding voting securities of either the Bank or the Company, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote fifty percent (50%) or more of any class of voting securities of the Bank or the Company, as the case may be, or such other transaction as may be described under 12 C.F.R. Section 225.41(b)(1) or any successor thereto;

(ii) the approval by the stockholders of either the Bank or the Company of a reorganization, merger or consolidation, with respect to which persons who were the stockholders of either the Bank or the Company, as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities;

(iii) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party; or

(iv) within any twelve-month period (beginning March 11, 2004) the persons who were directors of the Bank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) cease to constitute at least a majority of such board of directors; provided that any director who was not a director as of the Effective Date will be deemed to be an Incumbent Director if that director was elected to such board of directors by, or on the recommendation of or with the approval of either (1) a majority of the directors who then qualified as Incumbent Directors or (2) the nominating committee of the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Fair Market Value” means, with respect to a share of Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith; provided, however, that if the Common Stock is publicly traded, “Fair Market Value” shall be determined by reference to, as applicable: (i) the price per share in the Company’s 2004 public offering which closed on March 11, 2004, (ii) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (iii) either the last sale price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the Nasdaq SmallCap Market; (iv) the average of the high bid and low asked prices on the relevant date quoted on the OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (v) if the Common Stock is not listed or quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date but the shares are so listed or quoted, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under the Plan, the term “relevant date” as used in this definition means either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator’s discretion.

“Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan. Each Grant Agreement shall incorporate the terms of the Plan.

3. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Administrator; provided, however, that unless otherwise determined by the Board, the Administrator shall be composed solely of two or more persons who are “outside directors” within the meaning of Code section 162(m)(4)(C)(i) and the regulations promulgated thereunder. To the extent allowed by applicable state or federal law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions (not inconsistent with the Plan) upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would impair any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; (vii) establish objectives and conditions (including, without limitation, vesting criteria), if any, for earning Awards and determining whether such objectives and conditions have been satisfied; (viii) determine the Fair Market Value of the Common Stock in accordance with the Plan; and (ix) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its reasonable discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s reasonable discretion and shall be binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4. Shares Available for the Plan; Maximum Awards. Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 1,283,121 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that to the extent required by applicable law, any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5. Participation. Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

6. Awards. The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. Each Award shall be evidenced by a Grant Agreement, and each Award shall be subject to the terms and conditions provided in the applicable Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals. Notwithstanding anything to the contrary contained in the Plan, except with respect to substitute awards as described in Section 7(e), the exercise price of any stock option and the purchase price of any Common Stock which may be purchased under any other stock-based award granted under the 2004 Plan will not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

(a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant (or such greater amount as may be required by the Code). No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c) Stock Awards. The Administrator may from time to time grant restricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

(d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“phantom stock”) in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

(e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company’s or an Affiliate’s operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

(f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7. Miscellaneous.

(a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its

Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(b) Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(d) Adjustments for Corporate Transactions and Other Events.

(i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its reasonable discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii) Non-Change of Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change of Control of the Company, the Administrator, in its reasonable discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

(iii) Change of Control Transactions. In the event of any transaction resulting in a Change of Control of the Company (A) outstanding stock options and other Awards that are payable in or convertible into Common Stock under the Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof; (B) all outstanding stock options and other Awards shall vest and become exercisable to the extent provided for in the applicable Grant Agreement, and (C) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control.

(iv) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its reasonable discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator reasonably determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, provided, however, that except as expressly provided in the Grant Agreement, no such adjustment shall adversely affect an outstanding Award without the consent of the grantee.

(e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(f) Other Agreements. As a condition precedent to the exercise of any Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a right of first refusal agreement in favor of any employee stock ownership plan hereafter established by the Company, in such form(s) as the Administrator may determine in its reasonable discretion from time to time.

(g) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time, but no amendment or modification shall be made which would impair the rights of any grantee under any Award theretofore made, without his or her consent. Notwithstanding anything to the contrary contained in the Plan, the Board may not amend or modify the Plan or any portion thereof without shareholder approval where such approval is required by applicable law or by the rules of any securities exchange or quotation system (e.g., Nasdaq) on which the Common Stock is listed or traded. Furthermore, notwithstanding anything to the contrary contained in the Plan, the administrator may not amend or modify any Award if such amendment or modification would require the approval of the shareholders if the amendment or modification were made to the Plan.

(h) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(i) Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under Federal, state or foreign laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including, without limitation, representations to the effect that such Common Stock is being acquired solely for investment and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws. The stock certificates for any shares of Common Stock issued pursuant to the Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or foreign securities laws.

(j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws principles.

(l) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date, and shall continue in effect for a term of ten (10) years, unless earlier terminated pursuant to Section 7(g) hereof. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date the Plan is approved by the stockholders, and no Award under the Plan shall have a term of more than ten (10) years. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards, provided, however, that no Award that contemplates exercise or conversion may be exercised or converted, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested for more than ten years after the date the award was initially granted.

(m) Regulatory Restrictions. The inability of the Company to obtain any necessary authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful exercise or payment of any Award hereunder, shall relieve the Company of any liability in respect of the exercise or payment of such Award to the extent such requisite authority shall have been deemed necessary and shall not have been obtained.

PLAN APPROVAL

Date Approved by the Board: March 11, 2004

Date Approved by the Stockholders: June 3, 2004

REVOCABLE PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AMERICASBANK CORP.

ANNUAL MEETING OF STOCKHOLDERS ON JUNE 6, 2006

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of AmericasBank Corp. (the “Company”) hereby appoints Mark H. Anders and Graylin E. Smith, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 6, 2006, and at any adjournment or postponement of such meeting for the purposes identified on the reverse and with discretionary authority as to any other matters that may properly come before the Annual Meeting. Any and all proxies heretofore given are hereby revoked. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE PROPOSALS DESCRIBED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AMERICASBANK CORP.

June 6, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1. Proposal 1 – Election of Directors					FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	Nominees: o Nicholas J. Belitsos, M.D. o Allen S. Lloyd, Jr. o Ramon F. Roig, Jr., M.D. o Lee W. Warner o Richard C. Faint, Jr.	For Term to Expire 2009 For Term to Expire 2009 For Term to Expire 2009 For Term to Expire 2009 For Term to Expire 2008		2. Proposal 2 – To approve an amendment to the AmericasBank Corp. 2004 Stock Incentive Plan.	☐	☐	☐
				3. Proposal 3 – To ratify the appointment of Rowles & Company, LLP as independent public accountants to audit the financial statements of AmercasBank Corp. for 2006.	☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

4.  In their discretion the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or at any adjournment thereof unless you indicate that you withhold such authority by so indicating below.

_________________________________________________________ _________________________________________________________				This proxy may be revoked at any time prior to its exercise by written notice to the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	If you plan to attend the meeting, please so indicate by checking the box so that we may make appropriate arrangements for the meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.